Principal Accounting Policies (The roll forward of contingent consideration for acquisition) (Details) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2018 CNY (¥)	Dec. 31, 2018 USD ($)	Dec. 31, 2017 CNY (¥)
Balance at the beginning of the year	¥ 38,116	$ 5,544	¥ 39,344
Addition	10,382	1,509	0
Net change in fair value	(5,242)	(762)	5,572
Payment	(6,800)	(989)	(6,800)
Balance at the end of the year	¥ 36,456	$ 5,302	¥ 38,116